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                                                                   EXHIBIT 99.03

                            STOCK PURCHASE AGREEMENT

         STOCK PURCHASE AGREEMENT (this "Agreement"), dated as February 28, 2003, by and between Cepheid, a California corporation (the "Company"), and the investor named on the signature page hereof (the "Investor").

                                   WITNESSETH

         WHEREAS, the Company has filed with the Securities and Exchange Commission (the "Commission") the Registration Statement (as defined below) relating to the offer and sale from time to time of the Company's securities, including shares of its common stock, no par value ("Common Stock");

         WHEREAS, the Company is offering for sale shares of its Common Stock (the "Offered Shares") pursuant to the Registration Statement; and

         WHEREAS, the Investor desires to purchase from the Company shares of Common Stock on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the recitals (which are deemed to be a part of this Agreement), mutual covenants, representations, warranties and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. As used herein, the following terms have the meanings indicated:

         "Person" shall mean any individual, partnership, limited liability company, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

         "Prospectus" shall mean the final base prospectus dated May 29, 2002 forming a part of the Registration Statement. References herein to the term "Prospectus" as of any date shall mean such prospectus, as amended or supplemented to such date, including by the Prospectus Supplement (as defined below), and including all documents incorporated by reference therein as of such date.

         "Prospectus Supplement" shall mean the supplement to the Prospectus relating to the sale of the Offered Shares to be delivered to the undersigned on or prior to the Closing (as defined below).

         "Registration Statement" shall mean the registration statement on Form S-3 (File No. 333-75596), including a prospectus, relating to the offer and sale of certain of the Company's securities, including its Common Stock, which was declared effective by the Commission on May 29, 2002. References herein to the term "Registration Statement" as of any date shall mean such registration statement, as amended or supplemented to such date, including all documents incorporated by reference therein as of such date.

     2. Purchase of Common Stock. Subject and pursuant to the terms and conditions set forth in this Agreement, the Company agrees that it will issue and sell to the Investor and the Investor agrees that it will purchase from the Company the number of Offered Shares set forth on Schedule I attached hereto (the "Investor Shares") at the price per share of Common Stock (the "Per Share Purchase Price") set forth on
         Schedule I hereto. The aggregate purchase price for the Investor Shares (the "Aggregate Purchase Price") is set forth on Schedule I hereto. The closing of the purchase and sale of the Investor Shares will be on the date set forth on Schedule I hereto, or such other date as the parties may agree upon in writing (the "Closing").

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     3.  Deliveries at Closing.

         (a) Deliveries by the Investor. At the Closing, the Investor shall deliver to the Company same-day funds through the DTC system in the full amount of the purchase price for the Shares being purchased hereunder against delivery by the Company through the DTC system of the Investor Shares (Delivery Versus Payment).

         (b) Deliveries by the Company. At the Closing, the Company shall deliver to the Investor the Investor Shares through The Depository Trust Company DWAC system to the account that the Investor has specified in writing to the Company.

     4.  Representations, Warranties, Covenants and Agreements.

         (a) Investor Representations, Warranties and Covenants. The Investor represents, warrants and agrees as follows:

                  (1) The Investor has received and reviewed copies of the Registration Statement and the Prospectus, including all documents incorporated by reference therein and amendments thereto, and understands that no Person has been authorized to give any information or to make any representations that were not contained in the Registration Statement and the Prospectus, and the Investor has not relied on any such other information or representations in making a decision to purchase the Investor Shares. The Investor hereby consents to receiving delivery of the Registration Statement and the Prospectus, including all documents incorporated by reference therein and amendments thereto, by electronic mail. The Investor understands that an investment in the Company involves a high degree of risk for the reasons, among others, set forth under the caption "RISK FACTORS" in the Prospectus and the documents incorporated by reference in the Prospectus and the Prospectus Supplement.

                  (2) The Investor acknowledges that it has sole responsibility for its own due diligence investigation and its own investment decision, and that in connection with its investigation of the accuracy of the information contained or incorporated by reference in the Registration Statement and the Prospectus and its investment decision, the Investor has not relied: on any representation or information not set forth in this Agreement or contained or incorporated by reference in the Registration Statement or the Prospectus; on the selling agent (EHS Securities, LLC) or any Person affiliated with the selling agent; or on the fact that any other Person has decided to invest in the Offered Shares.

                  (3) The execution and delivery of this Agreement by the Investor and the performance of this Agreement and the consummation by the Investor of the transactions contemplated hereby have been duly authorized by all necessary (corporate, in the case of a corporation) action of the Investor, and this Agreement, when duly executed and delivered by the Investor, will constitute a valid and legally binding instrument, enforceable in accordance with its terms against the Investor, except as enforcement hereof may be limited by the effect of any applicable bankruptcy, insolvency, reorganization or similar laws or court decisions affecting enforcement of creditors' rights generally and except as enforcement hereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

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                  (4)      No state, federal or foreign regulatory approvals,
                           permits, licenses or consents or other contractual or legal obligations are required for the Investor to enter into this Agreement or purchase the Investor Shares.

         (b) Company Representations, Warranties and Covenants. The Company hereby represents, warrants and agrees as follows:

                  (1) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of California, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except for such jurisdictions wherein the failure to be so qualified and in good standing would not individually or in the aggregate have a material adverse effect on the business, results of operations or financial condition of the Company and its Subsidiaries (as defined below) taken as a whole (a "Material Adverse Effect"); and each of the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except for such jurisdictions wherein the failure to be so qualified and in good standing would not individually or in the aggregate have a Material Adverse Effect. Except for its ownership of
                           (i) all the outstanding capital stock of Cepheid, S.A., a French societe anonyme, and Cepheid Canadian Corporation, a California corporation, and (ii) 50% of the outstanding capital stock of Aridia Corp., a corporation incorporated under the laws of the Province of Nova Scotia (such entities, collectively, the "Subsidiaries"), the Company does not presently own or control, directly or indirectly, any equity interest in any other corporation, partnership, trust, joint venture, association or other entity. None of the Subsidiaries is a "Significant Subsidiary" of the Company, as such term is defined in Regulation S-X.

                  (2) The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action of the Company and the Agreement has been duly executed and delivered by the Company; and this Agreement, when duly executed and delivered by the Investor, will constitute a valid and legally binding instrument of the Company enforceable in accordance with its terms, except as enforcement hereof may be limited by the effect of any applicable bankruptcy, insolvency, reorganization or similar laws or court decisions affecting enforcement of creditors' rights generally and except as enforcement hereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                  (3) The Investor Shares have been duly authorized by the Company, and when issued and delivered by the Company against payment therefor as contemplated hereby, the Investor Shares will be validly issued, fully paid and nonassessable,

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                           and will conform to the description of the Common
                           Stock contained in the Prospectus.

                  (4) The execution and delivery of this Agreement, the consummation by the Company of the transactions herein contemplated and the compliance by the Company with the terms hereof do not and will not violate the Articles of Incorporation (as amended to date) of the Company or the By-Laws (as amended to date) of the Company, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of their properties or assets are subject, or any applicable statute or any order, judgment, decree, rule or regulation of any court or governmental or regulatory agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties or assets, except where such breach, violation, default or the failure to be in compliance would not individually or in the aggregate have a Material Adverse Effect or adversely affect the ability of the Company to consummate the transactions contemplated hereby; and no consent, approval, authorization, order, registration, filing or qualification of or with any such court or governmental or regulatory agency or body is required for the valid authorization, execution, delivery and performance by the Company of this Agreement, the issue of the Investor Shares or the consummation by the Company of the other transactions contemplated by this Agreement, except for such consents, approvals, authorizations, registrations or qualifications as may be required under federal or state securities or "blue sky" laws or in connection with the listing of the Offered Shares on the Nasdaq National Market.

                  (5) The Company meets the requirements for the use of Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), for the primary issuance of securities. The Registration Statement has been declared effective by the Commission and at the time it became effective, and as of the date hereof, the Registration Statement complied and complies with Rule 415 under the Securities Act. No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission. On the effective date of the Registration Statement, the Registration Statement and the Prospectus fully conformed, and at the date of the Closing, the Registration Statement and the Prospectus will fully conform, in all material respects with the applicable provisions of the Securities Act and the applicable rules and regulations of the Commission thereunder; on the effective date of the Registration Statement, the Registration Statement did not, and at the date of the Closing, the Registration Statement will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the effective date of the Registration Statement, the Prospectus did not, and on the date the Prospectus Supplement is filed with the Commission pursuant to Rule 424(b) under the Securities Act and the date of the Closing, the Prospectus will not, contain an untrue statement of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and when filed with the Commission, the documents incorporated by reference in the Registration Statement and the Prospectus, taken as a whole, fully conformed or will fully conform in all material respects

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                           with the applicable provisions of the Securities
                           Exchange Act of 1934, as amended (the "Exchange Act"), and the applicable rules and regulations of the Commission thereunder.

                  (6) The consolidated financial statements and financial schedules of the Company included or incorporated by reference in the Registration Statement and the Prospectus have been prepared in conformity with generally accepted accounting principles (except, with respect to the unaudited consolidated financial statements, for the footnotes and subject to customary audit adjustments) applied on a consistent basis, are consistent in all material respects with the books and records of the Company, and accurately present in all material respects the consolidated financial position, results of operations and cash flow of the Company and its Subsidiaries as of and for the periods covered thereby.

                  (7) Neither the Company nor any of its Subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business, including without limitation from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as disclosed in or contemplated by the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the capital stock or long-term debt of the Company or any of its Subsidiaries, the Company and its Subsidiaries have not incurred any material liabilities or obligations, direct or contingent, nor entered into any material transactions not in the ordinary course of business and there has not been any material adverse change in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its Subsidiaries considered as a whole, otherwise than as disclosed or incorporated by reference in or contemplated by the Prospectus.

                  (8) Other than as set forth or incorporated by reference in the Prospectus, there are no legal, governmental or regulatory proceedings pending to which the Company or any of its Subsidiaries is a party or of which any material property of the Company or any of its Subsidiaries is the subject which, taking into account the likelihood of the outcome, the damages or other relief sought and other relevant factors, would individually or in the aggregate reasonably be expected to have a Material Adverse Effect or adversely affect the ability of the Company to consummate the transactions contemplated hereby; to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental or regulatory authorities or threatened by others.

                  (9) The Company together with its Subsidiaries owns and possesses all right, title and interest in and to, or has duly licensed from third parties, all patents, patent rights, trade secrets, inventions, know-how, trademarks, trade names, copyrights, service marks and other proprietary rights ("Intellectual Property") material to the business of the Company and each of its Subsidiaries taken as a whole. Neither the Company nor any of its Subsidiaries has received any notice of infringement, misappropriation or conflict from any third party as to such that has not been resolved or disposed of and to the Company's knowledge, neither the Company nor any of its Subsidiaries has infringed, misappropriated or otherwise conflicted with Intellectual Property of any third parties, which infringement, misappropriation or conflict would individually or in the aggregate have a Material Adverse Effect. To the Company's knowledge, there are no pending or threatened claims that the Company has infringed, misappropriated or otherwise conflicted with the Intellectual Property of any third parties, which

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                           infringement, misappropriation or conflict would
                           individually or in the aggregate have a Material Adverse Effect. To the Company's knowledge, there are no pending or threatened claims that the Company has infringed, misappropriated or otherwise conflicted with the Intellectual Property of any third parties, which infringement, misappropriation or conflict would individually or in the aggregate have a Material Adverse Effect.

                  (10) The conduct of the business of the Company and each of its Subsidiaries is in compliance in all respects with applicable federal, state, local and foreign laws and regulations, except where the failure to be in compliance would not individually or in the aggregate have a Material Adverse Effect.

                  (11) The Company is not, and does not intend to conduct its business in a manner in which it would become, an "investment company" as defined in Section 3(a) of the Investment Company Act of 1940, as amended.

                  (12) The Investor shall have no obligation with respect to any fees incurred by the Company or any other Person (other than the Investor, if the Investor has agreed in writing to pay such fees) or with respect to any claims made by or on behalf of other Persons for fees or commissions payable by the Company to any broker, financial advisor or consultant, finder, selling agent, investment banker, bank or other Person, that may be due in connection with the transactions contemplated by this Agreement. The Company shall indemnify and hold harmless the Investor, its employees, officers, directors, trustees, partners, or any affiliate of the Investor, from and against any losses, claims, damages, costs (including the costs of preparation and reasonable attorney's fees) and expenses suffered in respect of such claimed or existing fees incurred by the Company or any other Person (other than the Investor, if the Investor has agreed in writing to pay such fees), as such fees and expenses are incurred.

                  (13) Neither the Company nor to the Company's knowledge, any other Person acting on its behalf has provided the Investor or its agents or counsel with any information that the Company believes constitutes material, non-public information.

     5. Conditions. The obligation of the Investor to purchase and acquire the Investor Shares hereunder shall be subject to the condition that all representations and warranties and other statements of the Company shall be true and correct as of and on each of the date of this Agreement and the date of the Closing, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

         (a) The Prospectus Supplement shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing, no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission, and the Company shall have delivered the Prospectus Supplement to the Investor in accordance with the federal securities laws.

         (b) The Company shall have secured the listing of the Offered Shares on the Nasdaq National Market (subject to official notice of issuance).

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         (c)   The Company shall have performed all of its obligations set forth in the Selling Agent Agreement, dated as of the date hereof, by and between the Company and EHS Securities LLC, required to be performed by the Company thereunder on or prior to the Closing.

     6.  Miscellaneous.

         (a) Fees and Expenses. Each of the parties hereto shall be responsible for their own expenses incurred in connection with the transactions contemplated hereby.

         (b) Binding Agreement; Assignment. This Agreement shall be binding upon, and shall inure solely to the benefit of, each of the parties hereto, and each of their respective heirs, executors, administrators, successors and permitted assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The Investor may not assign any of its rights or obligations hereunder to any other person or entity without the prior written consent of the Company.

         (c) Entire Agreement. This Agreement, including Schedule I hereto, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by written execution by both parties. Upon execution by the Company and the Investor, this Agreement shall be binding on both parties hereto.

         (d) Consent To Jurisdiction. THIS AGREEMENT SHALL BE ENFORCED, GOVERNED AND CONSTRUED IN ALL RESPECTS IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PRINCIPLES. FURTHERMORE, THE INVESTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA AND THE UNITED STATES OF AMERICA FOR THE DISTRICT OF CALIFORNIA IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

         (e) Notices. All notices, requests, consents and other communication hereunder shall be in writing, shall be mailed by first class registered or certified mail, or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

               if to the Company, to:

               Cepheid
               904 Caribbean Drive
               Sunnyvale, CA 94089

               Attn: Chief Financial Officer

               with a copy mailed to:

               Doug Cogen, Esq.
               Fenwick & West LLP
               Embarcadero Center West
               275 Battery Street
               San Francisco, CA 94111

               or to such other person at such other place as the Company shall designate to the Investor in writing; and if to the Investor, at its address as set forth at the end of this Agreement,

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               or at such other address or addresses as may have been furnished to the Company in writing.

         (f) Counterparts. This Agreement maybe executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one in the same agreement.

                      [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                    Cepheid

                                    By:______________________________
                                       Name:
                                       Title:

Accepted and agreed to as of the date
first above written:

_____________________________________________
Name of Investor (Print)

By:__________________________________________
   Name:
   Title
   Address:__________________________________
           __________________________________

Telephone:___________________________________
Facsimile:___________________________________
Nominee (name in which Investor Shares are to be registered, if different than name of Investor)____________________________________

Address of Nominee:

_____________________________________________
_____________________________________________

Taxpayer ID. Number:
(if acquired in the name of a nominee, the taxpayer ID. number of such nominee)

DTC account number:

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                                   SCHEDULE I
                                       TO
                            STOCK PURCHASE AGREEMENT

Name of Investor:

Number of Offered Shares to be Purchased by Investor:

Per Share Purchase Price:

Aggregate Purchase Price:

Date of Closing:

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